UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

A123 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 23, 2012, A123 Systems, Inc. (the “Company”) entered into an Amended and Restated Securities Purchase Agreement (the “Amended Purchase Agreement”) with institutional investors (the “Purchasers”), which amended and restated in its entirety the Securities Purchase Agreement, dated as of May 11, 2012 (the “Original Purchase Agreement”), that the Company previously entered into with the Purchasers.  Pursuant to the terms of the Original Purchase Agreement, the Company agreed to sell to the Purchasers $50.0 million aggregate principal amount of senior convertible notes (the “Notes”) and warrants to purchase shares of the Company’s common stock equal to 30% of the number of shares underlying the Notes assuming conversion at the initial conversion price (the “Warrants”). The following is a summary of the material terms of the amendments to the Original Purchase Agreement as set forth in the Amended Purchase Agreement, the Notes and the Warrants.

The Company is required to repay the Notes in twenty-seven semi-monthly installments (“Installment Dates”), commencing on June 15, 2012 and thereafter on the 1st and 15th of each month.  The amortization payment on each Installment Date is 1/29th of the principal amount of the Notes,  subject to certain adjustments, provided that the amortization payment on the June 15, 2012, July 1, 2012 and July 15, 2012 Installment Dates will be 1 2/3 times the amortization payment on the other Installment Dates.

The Company has agreed to deposit $30.0 million of the expected proceeds from the Notes into a bank account subject to an account control agreement that will be released upon:

•                  the Company obtaining, on or prior to June 30, 2012, shareholder approval of (a) the issuance of shares of the Company’s common stock in connection with the conversion, interest payments and amortization of the Notes and (b) an increase in the authorized number of shares of Common Stock of the Company (the “Shareholder Approval”); and

•                  the effectiveness, on or prior to the deadlines described below, of one or more registration statements covering the shares of common stock underlying the Notes and the Warrants (the “Registration Statement Effectiveness”).

If the Shareholder Approval is not obtained on or prior to June 30, 2012 or the Registration Statement Effectiveness has not been achieved by August 15, 2012, with respect to the initial registration statement described below, or by August 20, 2012, with respect to the subsequent registration statement described below, the Purchasers will have the right to require the Company to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account.   The $30.0 million of proceeds expected to be received at the closing subject to the account control agreement will not be available to the Company prior to the Company obtaining the Shareholder Approval and the Registration Statement Effectiveness.  The Company has also agreed to enter into a security agreement with the Purchasers’ representative pursuant to which the proceeds in the control account will be pledged for the benefit of the Purchasers until the proceeds in the control account are released to the Company as described above.

The Purchasers will also have the right at any time, and from time to time, after August 15, 2012, to elect to convert up to $30.0 million aggregate principal amount of Notes at a price equal to 85% of the closing price of the Company’s common stock on the trading day immediately preceding the conversion date.  However, the Purchasers may not convert more than $3.5 million aggregate principal amount of the Notes on any given trading date.

Registration Rights Agreement

In connection with the Amended Purchase Agreement, the Company has also agreed to enter into a Registration Rights Agreement with the Purchasers pursuant to which the Company will agree to register the shares of common stock underlying the Notes and Warrants. The Company will agree to file an initial registration statement with respect to 49,602,469 shares of common stock initially underlying the Notes 20 days after the closing date and file a subsequent registration statement on the earlier of (i) three calendar days after the Shareholder Approval has been obtained and (ii) July 3, 2012 to register the remainder of the common stock underlying the

Notes and Warrants. If the Company fails to register the appropriate number of shares of common stock, or fails to file the required registration statements on a timely basis or the initial registration statement is not declared effective within 60 days (or 75 days if reviewed by the Securities and Exchange Commission) after the date of the issuance of the Notes, or maintained, or if the subsequent registration statement is not declared effective by August 20, 2012, or maintained, or if all of such registered shares of common stock cannot be sold on any date after such registration statements are declared effective, the Company will agree to make a cash payment to the Purchasers equal to 2% of the then-outstanding principal amount of the Notes, and accrued but unpaid interest thereon.

The foregoing descriptions of the Amended Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement are summaries and are qualified in their entirety by reference to such documents, which are filed herewith as Exhibits 10.1, 4.1, 4.2, and 4.3 respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012	A123 SYSTEMS, INC.

/s/ Eric J. Pyenson
Eric J. Pyenson
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Form of 6.00% Senior Convertible Note due 2013

4.2	Form of Warrant

4.3

Form of Registration Rights Agreement by and between A123 Systems, Inc. Hudson Bay Master Fund Ltd., J.P.Morgan Omni SPC, Ltd., Tenor Special Situations Fund, L.P., Parsoon Special Situation Ltd., Tenor Opportunity Master Fund, Ltd., and Aria Opportunity Fund, Ltd.

10.1

Amended and Restated Securities Purchase Agreement, dated as of May 23, 2012, by and between A123 Systems, Inc., Hudson Bay Master Fund Ltd., J.P.Morgan Omni SPC, Ltd., Tenor Special Situations Fund, L.P., Parsoon Special Situation Ltd., Tenor Opportunity Master Fund, Ltd., and Aria Opportunity Fund, Ltd.